UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 8, 2020

CYRUSONE INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35789	46-0691837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2850 N. Harwood St., Suite 2200,

Dallas, TX 75201

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (972) 350-0060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CONE	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Amendment No. 1 amends the Current Report on Form 8-K of CyrusOne Inc., a Maryland corporation (the “Company”), filed on January 13, 2020 to report the departure of Mr. Venkatesh S. Durvasula (the “Original Form 8-K”). Except as set forth herein, no other modifications have been made to the Original Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on January 8, 2020, the Company and Mr. Durvasula, mutually agreed that Mr. Durvasula will be leaving the Company to pursue other interests, effective as of March 1, 2020 (the “Termination Date”). In connection with Mr. Durvasula’s departure, CyrusOne LLC, a subsidiary of the Company (the “Subsidiary”), and Mr. Durvasula entered into a Transition and Separation Agreement, dated January 13, 2020 (the “Transition and Separation Agreement”), pursuant to which Mr. Durvasula agreed to provide consulting services to the Subsidiary from the Termination Date until June 30, 2020, for which he will receive a lump-sum payment of $366,666.00. The Transition and Separation Agreement also provides for the severance payments and benefits Mr. Durvasula would have been entitled to upon a Termination Other than for Cause, Death or Disability under the terms of the Employment Agreement, dated January 24, 2013, between the Subsidiary and Mr. Durvasula, which was filed with the Securities and Exchange Commission (the “SEC”) on March 29, 2013 as Exhibit 10.18 to the Company’s Annual Report on Form 10-K (the “Employment Agreement”), as modified by the Offer Letter, dated November 6, 2018, which was filed with the SEC on February 22, 2019 as Exhibit 10.15(b) to the Company’s Annual Report on Form 10-K (the “Offer Letter”), except that, as of the Termination Date, all currently unvested equity awards will become vested (with performance-based equity awards vesting at target level of performance). The foregoing summary of (i) the Transition and Separation Agreement is qualified in its entirety by reference to the full text of the Transition and Separation Agreement, which is attached hereto as Exhibit 10.1, and (ii) the Employment Agreement and Offer Letter are each qualified in their entirety by reference to the full text of the Employment Agreement or Offer Letter, as applicable.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Transition and Separation Agreement dated as of January 13, 2020 by and between Venkatesh S. Durvasula and CyrusOne LLC.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYRUSONE INC.

Date: January 17, 2020	By:	/s/ Robert M. Jackson
Robert M. Jackson
Executive Vice President, General Counsel and Secretary